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                                                                  Exhibit 10.162


                                Momar Corporation
                                  160 Broadway
                               New York, NY 10038

                                                         May 16, 2002

Ecogen Inc.
2000 Cabot Boulevard West
Langhorne, PA 19047
Attn: James P. Reilly, Jr., President

Dear Mr. Reilly:

     Reference is made to the Demand Promissory Notes made by Ecogen Inc. (the "Borrower") in the following principal amounts on the following dates in favor of Momar Corporation (the "Lender"): (i) $200,000 on December 28, 2000, (ii) $285,000 on February 27, 2001, (iii) $90,500 on March 19, 2001, (iv) $425,000 on
April 2, 2001, (v) $15,000 on January 14, 2002, (vi) $200,000 on March 4, 2002
(vii) $40,000 on April 16, 2002, (viii) $50,000 on May 13, 2002, and (ix)
$100,000 on May 16, 2002 (collectively the "Notes").

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender agrees not to demand payment under any of the Notes until at least June 23, 2002, provided, however, that the Lender may make demand prior to June 23, 2002 if an Event of Default under the Term Loan and Security Agreement (the "Berkshire Loan Agreement") dated as of December 23, 1999 between the Borrower and the Berkshire Bank shall have occurred prior to such date and provided, further, however, that, upon the occurrence of any Event of Default that results in automatic acceleration of the obligations of the Borrower under the Berkshire Loan Agreement, demand shall be deemed to have been made under the Notes.

     Nothing contained herein shall be deemed to limit any of the rights and remedies available to the Lender under the Notes or the Security Agreement dated as of May 9, 2002 between Lender and Borrower, or otherwise, all of which shall remain in full force and effect.


                                                 Sincerely yours,


                                                 MOMAR CORPORATION


                                                 By: /s/ Moses Marx
                                                    ----------------------
                                                    Name:  Moses Marx
                                                    Title: President